WORKING TOGETHER: the Crawford Difference 2009 Strategic Plan Presented by Jeffrey T. Bowman, President & CEO April, 2009 Exhibit 99.1

WORKING TOGETHER:
the Crawford Difference
Confidentiality Agreement
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford &
Company.  Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford &
Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.
Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. For further information regarding Crawford &
Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company reports filed with the United States Securities and Exchange
Commission and available at www.sec.gov or in the Investor Relations section of
Crawford & Company’s website at www.crawfordandcompany.com.

WORKING TOGETHER:
the Crawford Difference
Overview
• WORKING TOGETHER:
the
Crawford Difference
• 2009 Financial Objectives
• Group Strategies for Achieving 2009 Objectives
• Business Unit Strategies for Achieving 2009 Objectives
• Summary
- Jeffrey T. Bowman, President & CEO
“
We intend to continue to build upon
our operational improvements as we
move through 2009.”

WORKING TOGETHER:
the Crawford Difference
Strategic Goals: 2009 - 2011
• Leverage and grow Crawford & Company’s position as
the world’s largest independent provider of claims
solutions.
• Improve working capital management.
• Implement innovative, value-added solutions that drive
quality and results.
• Become a premier employer.

WORKING TOGETHER:
the Crawford Difference
WORKING TOGETHER:
the
Crawford Difference
The
Crawford Difference
lives in our:
• Expansive global footprint
• Innovative technological solutions
• Fresh approach to our service delivery model
• Expertise of our employees; and
• Razor-sharp focus on consistently delivering industry-leading results to our clients.
It is the result of more than 9,000 employees
working together everyday and in every way to build,
the
Crawford
Difference

WORKING TOGETHER:
the Crawford Difference
2009 Financial Objectives
We remain globally focused on the four major
financial objectives:
• Revenue
• Operating Earnings
• Earnings per Share
• Days Sales Outstanding (DSO)

WORKING TOGETHER:
the Crawford Difference
Group Strategic Objectives
• Execute global launch of The Crawford System of Claims
Solutions    to dramatize our competitive advantage, reinforce
our industry leadership, and clarify our portfolio of businesses.
• Expand Key Account Management to improve sales and
marketing initiatives to win more business.
• Continue focus on employee training and development.
• Ensure the pay for performance culture builds a results oriented business.
• Implement the global Intranet strategy to improve internal communications.
SM

WORKING TOGETHER:
the Crawford Difference
Group Strategic
Objectives,
cont’d
• Implement Information and Communications Technology strategies to leverage technology gains to maximize operating efficiencies and improve data management.
•
Continue successful rollout of RiskTech within Broadspire
• Remain a target-driven organization that meets it promises to clients, employees and shareholders.

CONSULTATION
ABSENCE MANAGEMENT
AUDIT
COUNTER FRAUD SERVICES
DATA SERVICES
EDUCATIONAL SERVICES
GLOBAL PROGRAMS
PRE- & POST-LOSS SERVICES
THE CRAWFORD SYSTEM OF CLAIMS SOLUTIONS℠
CLAIM SERVICES
ACCIDENT & HEALTH
FINANCIAL RISK
LIABILITY
MARINE & AVIATION
MOTOR/AUTO
PROPERTY
RECOVERY
WORKERS' COMPENSATION/ EMPLOYERS' LIABILITY
BUSINESS PROCESS OUTSOURCING
CLAIMS ADMINISTRATION
MEDICAL MANAGEMENT
LEGAL SETTLEMENT ADMINISTRATION
THIRD-PARTY ADMINISTRATION
MANAGED PROPERTY REPAIR
PRODUCT WARRANTY

The Crawford System of Claims Solutions
The System is the most comprehensive global, integrated solution for all corporate, insurer, and re-insurer claims administration.
SM
WORKING TOGETHER:
the Crawford Difference

WORKING TOGETHER:
the Crawford Difference
2009 Business Unit Objectives
U.S. Property & Casualty
• Execute revised business model for U.S. Property &
Casualty division, to include:
– Introduce Crawford Command Center with performance
dashboard technology that will drive central oversight of claims.
– Implement client claims hubs to effectively manage key clients’
claims.
– Centralize Vehicle Services with a single point of contact for claims intake and assignment, an enhanced operating system,
and more efficient, centralized claims management.
• Enhance CMS2 operating system to improve claims
processing efficiencies.
• Implement pay for performance program to align with
corporate objectives and business segments’ financial
targets.

WORKING TOGETHER:
the Crawford Difference
2009 Business Unit Objectives
International Operations
• Implement service delivery to include technology integration and hub approach
• Establish a performance management process to enhance and align corporate objectives and employee objectives
• Expand our footprint in Continental Europe, Middle East and Africa
• Further develop technology solutions to gain efficiencies
• Continue increased product and market share
• Leverage new business wins to improve operating margin through process efficiencies
• Capitalize on our large loss claims industry reputation to increase market visibility
• Focus on continuous improvement of customer experience

WORKING TOGETHER:
the Crawford Difference
2009 Business Unit Objectives
Broadspire
• Develop new business with focus on TPA and stand-alone business
• Develop and implement systems to improve efficiencies and
operating margin
• Improve claim resolution strategies and duration
• Deliver innovative solutions and results to achieve stronger, consistent quality and improved customer outcomes
• Remain focused on staff development and engagement

WORKING TOGETHER:
the Crawford Difference
2009 Business Unit Objectives
Legal Settlement Administration
• Increase new client revenue and existing client penetration through expanded office network and sales force
• Leverage bankruptcy expertise to capitalize on anticipated increase in bankruptcy filings
• More efficient, cost-effective service delivery by building on process improvements and enabling technologies
• Being well positioned to benefit from an expected increase in class action suits

WORKING TOGETHER:
the Crawford Difference
Execution Strategy
• A relentless dedication to outstanding execution
• Each strategic action and intention translated into monthly, measurable, objectives and outcomes
• Systematic tracking of interim milestones better enables leadership control and proactive decision making
• Reinforce accountability, results orientation and strategic success throughout the year
• Provide an effective and more detailed map for the enterprise and each business unit in achieving 2009 objectives

WORKING TOGETHER:
the Crawford Difference
Summary of 2009 Objectives
In 2009, we will passionately execute and monitor each
of our strategic objectives.
– We will continue to be a target driven organization with a strong focus on meeting the financial goals we have set for ourselves.
– We will ensure our plans are aligned with our customers’ requirements.
– Through innovation and process improvements we will continue to improve the quality of our service and products.
– We will continue to strive to be an organization of choice to work for, do business with and invest in.
– We will adapt quickly to the rapidly changing financial and industry conditions both locally and globally
– We will identify, communicate and control the existing and emerging risks that face the Company.
– We will adhere to our Code of Conduct and give back to our communities where we live and work.
– We will implement a strong action plan to ensure we execute upon our strategic plan.

16 WORKING TOGETHER: the Crawford Difference Questions? Send to info@us.crawco.com